Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 10/25/06
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
Trish O'Neill
214 North Tryon Street, 26th Floor
Vice President
Charlotte, North Carolina 28202
(212) 361-4401
trustinvestorreporting.usbank.com
patricia.oneill3@usbank.com
688,666.45 17,615,308.76
19.08788480 280.93820450
Certificate
n/a 0.000000% 0.00 17,739,290.38 688,666.45 0.00 0.00
1,908,788.48 28,093,820.45
Factors per Thousand 298.69441010 1.33167920 17.75620560
29,869,441.01 133,167.92 1,775,620.56 0.00
A-II-2
92975RAC2 5.350000% 100,000,000.00
Ending
Factors per Thousand
Certificate
Rate
Class
Factors per Thousand
5.590000%
A-II-1
A-I-1
92975RAA6
92975RAB4 5.590000%
Cusip
298.69441001
Original
Certificate
Balance
400,000,000.00
1.39141812
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
117,963,853.39
294.90963348
224,020,807.51
17.72266243
13,317,154.20
Interest
549,514.95
1.37378738
1,043,563.59
17.75620560
Unpaid
Principal
Amount
0.00
0.00
Principal
7,089,064.97
Total
Distribution
7,638,579.92
19.09644980
19.14762372
Balance
277.18697105
210,703,653.31
280.93820441
Certificate
110,874,788.42
1,250,000,000.00
371,854,101.91
2,414,912.91
22,181,839.73
0.00
24,596,752.64
349,672,262.18
14,360,717.79
- Page 1 -
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
92975RAC2
n/a
WAC Rate
Class Net
11.32495%
LIBOR/Auction
5.33000%
5.33000%
5.35000%
- - -
30/360 n/a
n/a
n/a
Class
S & P
Fitch
Original Rating* Original Rating*
Original Rating
A-I-1
A-II-1
A-II-2
Certificate
Moody's
10.91605%
Accrual
11.32495%
Aaa AAA
Aaa AAA
Aaa AAA
- - -
Cusip
92975RAA6
92975RAB4
Period
30/360
30/360
- Page 2 -
Bond Interest Information
Class
A-II-1
A-II-2
549,514.95 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00
92975RAB4 1,043,563.59 0.00 0.00
92975RAC2 133,167.92 0.00 0.00
0.00
0.00
0.00
- Page 3 -
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
22,181,839.73
0.00
0.00
0.00
0.00
0.00
2,623,725.26
0.00
0.00
0.00
22,181,839.73
0.00
0.00
0.00
7,089,064.97
0.00
0.00
7,900,222.47
0.00
0.00
0.00
0.00
0.00
0.00
0.00
16,905,342.52
811,157.50
0.00
0.00
811,157.50
7,089,064.97
0.00
0.00
0.00
1,812,567.76
15,092,774.76
0.00
0.00
0.00
Pool I
Pool II
Total
1,812,567.76 2,623,725.26
0.00
15,092,774.76
0.00
0.00
0.00
24,805,564.99
Collection Activity
0.00
- Page 4 -
Beginning Collateral Balanc
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
Pool I
Collateral Information
231
5,683,925.29
5,683,925.29
0.00
0.00
393,293.54
8.367%
Periodic Information
Pool II
Total
123,647,778.68
116,558,713.71
191
40
50.762%
-
0.00
265,945,613.61
250,728,857.23
123,981.62
1,388,341.63
8.349%
188
44
50.396%
-
-
-
389,593,392.29
367,287,570.94
123,981.62
1,781,635.17
8.355%
50.513%
-
-
Original Information
14,541
4.273%
232
1,250,033,330.44
23,842
4.274%
850,033,296.68 400,000,033.76
9,301
4.276%
123,981.62
17,739,290.38
17,615,308.76
0.00
123,981.62
12,055,365.09
11,931,383.47
0.00
11,882,495.69 3,769,502.53 8,112,993.16
Overcollateralization Information
- Page 5 -
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
Additional Account Activity
Pool I
Pool II
Total
0.00
0.00 0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
- Page 6 -
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
978,426.43 14
$
%
$
#
#
10 526,106.96
5 226,826.14
1
4
37,709.62
31
221,849.45
1,677,529.91
79,430.14
133,288.13
4
3
%
0.839%
1.439%
0.195%
0.068%
0.114%
0.032%
0.190%
77,847.00 1
%
0.451%
0.067%
Pool I
Delinquency Information
- Page 7 -
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
%
26 1,273,519.75
Delinquency Information
Pool II
1.093%
3 384,698.86 0.330%
2 142,388.44 0.122%
1 104,003.58 0.089%
0 0.00 0.000%
8 2,238,027.69 1.920%
40 4,142,638.32 3.554%
#
$
%
10 776,330.24 0.666%
#
$
%
1 48,419.00 0.042%
- Page 8 -
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
8.034%
4.525%
4.101%
31.708%
60.257%
Additional Reporting Items
Pool I
Pool II
31,736.28
No
No
Yes
Additional Information
Amortization Period
51,519.91
14,745.48
0.00
0.00
66,265.39
0.00
142,546.95
Fees
0.00
110,810.67
0.00
1,122,367.19
0.00
0.00
0.00
Yes
Yes
Yes
No
No
0.143%
0.00
0.00
1,580,583.41
5.101%
- Page 9 -